UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2010

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-51403 (Commission File Number)	26-2590455 (IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA (Address of Principal Executive Offices)		70094 (Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On February 12, 2010, Blackwater New Orleans, L.L.C. (the “Borrower” and “BWNO”), a wholly-owned subsidiary of Blackwater Midstream Corp. (the “Company”) entered into a First Amendment to Credit Agreement (the “First Amendment”), a Subordination Agreement (the “Subordination Agreement”), and a Non-Revolving Line of Credit Note (the “Credit Note”) in the principal amount of $2,150,000 (the “Loan Amount”) with JP Morgan Chase Bank, N.A. (“JPM”); pursuant to a Credit Agreement (the “Credit Agreement”), dated December 23, 2008 and a letter agreement dated April 12, 2009 between the Borrower and JPM.

The First Amendment amends the Credit Agreement as follows:

1.  Subsection 1.2 was added making the $2,150,000 Credit Note available to partially finance BWNO’s construction of three storage tanks and a ship dock at the Company’s Westwego, LA Terminal,
2.  Section 5.2B was amended to establish BWNO’s distribution limits up to a maximum amount of $2,150,000 during any fiscal year beginning with the fiscal year ending March 21, 2011;
3.  Subsection 4.13 was added requiring the extension of the maturity or the conversion of the Company’s convertible debt notes by certain date intervals,
4.  Section 5.2M was amended to revise the Test Period definitions,
5. Reaffirming that the collateral for the Credit Note shall be the Collateral Mortgage, Assignment of Leases and Rents and Security Agreement by the Borrower in favor the JPM, dated December 23, 2008, covering the property at 660 LaBauve Drive, Westwego, Louisiana; and adds the Security Agreement by the Borrower in favor of JPM of even date herewith covering that certain Terminal Services Agreement between the Borrower and Martin Products Sales, L.L.C., dated as of November 9, 2009, and
6.  Establishing certain required documentation and certain fee payments.

The Subordination Agreement was entered into amongst the Company, BWNO and JPM who agree that the amount of $3,000,000 (the “Subordinated Advance”) previously loaned by the Company to BWNO is and will continue throughout the indebtedness of BWNO to JPM be subordinated and unsecured debt.  The Company had previously contributed this debt as a capital contribution to BWNO.

The Credit Note bears interest at the annual rate of 2.00% above the Prime Rate, subject to certain minimum rate requirements. BWNO will pay consecutive monthly installments of interest only, commencing February 28, 2010 and continuing on the last day of each calendar month thereafter.  In addition, commencing on April 30, 2010, and continuing on the last day of each calendar month thereafter, BWNO shall pay principal installments of $35,000.  All unpaid principal and accrued unpaid interest is finally due and payable on February 12, 2011.

The Company intends to seek an appraisal upon completion of the dock construction.  Based upon this appraisal, the Company may seek to amend the repayment terms of the Credit Note.

Copies of the First Amendment, Subordination Agreement and Credit Note are included as exhibits to this current report on Form 8-K.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.03 Material Modifications to Rights of Security Holders.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description
10.1	Credit Agreement with JP Morgan Chase Bank, N.A. (1)
10.2	First Amendment to Credit Agreement with JPMorgan Chase Bank, N.A.
10.3	Blackwater New Orleans, L.L.C. Limited Liability Company Certificate
10.4	Subordination Agreement with Blackwater Midstream Corp. and JPMorgan Chase Bank, N.A.
10.5	Non-Revolving Line of Credit Note with JPMorgan Chase Bank, N.A.

(1) Incorporated herein by reference to the Current Report on Form 8-K filed with the Commission on December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2010

BLACKWATER MIDSTREAM CORP.
a Nevada corporation

By: /s/ Donald St. Pierre
Donald St. Pierre
Chief Financial Officer